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                                EXHIBIT 10.4.1.1

                               LEASE AMENDMENT #1
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EFFECTIVE FEBRUARY 23, 2004, the Lease dated August 29, 1999, between Lomita
Enterprise #4, LLC (Lessor) and Hi-Shear Technology Corp., a Delaware Corp. (Lessee), for the premises located at 24225 Garnier Street, Torrance, California, is hereby amended as follows:

1)       PARAGRAPH 3.1 TERM: The term of this Lease shall be extended for five
         (5) additional years. The Lease shall now expire on August 31, 2009.

2) PARAGRAPH 4, RENT; AND PARAGRAPH 70, RENT ESCALATIONS: The rent during the extended term shall be increased annually and paid in accordance with the following rent schedule:

         September 1, 2004 through August 31, 2005 $41,715.00 per month September 1, 2005 through August 31, 2006 $42,966.45 per month September 1, 2006 through August 31, 2007 $44,255.44 per month September 1, 2007 through August 31, 2008 $45,583.11 per month September 1, 2008 through August 31, 2009 $46,950.60 per month

3) ADDENDUM, PARAGRAPH 60 LESSOR'S TENANT IMPROVEMENTS: Lessor, at Lessor's sole cost and expense agrees to make all of the minor repairs to the parking lot per the attached proposal from PAC VIII, INC. This includes slurry coating, sealing, re-striping and stenciling the parking lot and re-surfacing the low area in the front drive lane of the lot.

4) ADDENDUM, PARAGRAPH 61 LESSEE'S TENANT IMPROVEMENTS: Lessee has Lessor's permission to remove, at Lessee's sole cost and expense, four
         (4) olive trees located in front of the Premises. Lessee agrees to verify with Lessor, the exact trees to be removed, prior to their removal.

EXCEPT FOR THE CHANGES DESCRIBED ABOVE, ALL OTHER TERMS AND CONDITIONS OF THE LEASE SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.


LESSOR:                                      LESSEE:

LOMITA ENTERPRISES #4 LLC                    HIGH-SHEAR TECHNOLOGY CORP.
a limited liability company                  a Delaware corp.


By:  West America Construction Corp.,        By:  /s/ George W. Trahan
      Manager                                     George W. Trahan, President


By:  /s/ Nicholas M. Brown                   By:  /s/ Gregory J. Smith
     Nicholas M. Brown, President                 Gregory J. Smith, CFO